UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☐	Soliciting Material under §240.14a-12

Newbury Street II Acquisition Corp
(Name of Registrant as Specified In Its Charter)

_______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Newbury Street II Acquisition Corp
121 High Street, Floor 3
Boston, Ma 02110

LETTER TO SHAREHOLDERS

Dear Newbury Street II Acquisition Corp Shareholder:

You are cordially invited to attend an extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Meeting”) of Newbury Street II Acquisition Corp, a Cayman Islands exempted company (the “Company”), which will be held on October 28, 2026, at 10:00 AM Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP if you reserve your attendance at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Wei Wang, Esq., 1345 Avenue of the Americas, New York, New York, 10105.

Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares by submitting a proxy card or online by visiting www.cstproxyvote.com.

The accompanying proxy statement (the “Proxy Statement”) is dated October 9, 2026 and is first being mailed to shareholders of the Company on or about October 12, 2026. The accompanying Proxy Statement describes the business the Company will conduct at the Meeting and provides information about the Company that you should consider when you vote your shares. The Meeting will be held for the purpose of considering and voting on the following proposals (the “Proposals”):

1.Proposal One — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association currently in effect (the “Amended and Restated Articles”) to extend the date by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) for a three-month period from November 4, 2026 to February 4, 2027 (or such earlier date as determined by the Company’s board of directors (“Board”)) (the “Extension,” and such later date, the “Extended Date”) (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”);

2.Proposal Two — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Board’s audit committee of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

3.Proposal Three — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals (the “Adjournment Proposal”).

Each of the Proposals is more fully described in the accompanying Proxy Statement; please take the time to read carefully each of the Proposals before you vote. In addition to considering and voting on the foregoing Proposals, members of the Company’s management (the “Management”) will be available at the Meeting to discuss the financial statements of the Company for the fiscal year ended December 31, 2025 filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 6, 2026 (the “2025 Annual Report”), and answer questions of shareholders regarding the Company’s current affairs.

The Company’s final prospectus filed in connection with the Company’s initial public offering that was consummated on November 4, 2024 (the “IPO”), which was filed with the SEC on November 1, 2024 (File No. 333-281456) and the Amended and Restated Articles provide that the Company has until November 4, 2026 (24 months after the consummation of the IPO) to complete a Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the proposed transactions (the “Fort Robotics Business Combination”) pursuant to that certain agreement and plan of merger (as amended, the “Merger Agreement”), dated as of August 17, 2026, that the Company entered into with (i) Hugo Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, and (ii) Fort Robotics, Inc., a Delaware corporation. For more information on the Fort Robotics Business Combination, see the Company’s Current Report on Form 8-K filed with the SEC on August 18, 2026.

While the Company currently has until November 4, 2026 to consummate a Business Combination (the “Combination Period”), and the Company is using its best efforts to complete the Fort Robotics Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before November 4, 2026 to complete the Fort Robotics Business Combination. Accordingly, the Board believes that in order to be able to consummate the Fort Robotics Business Combination, the Company will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the Fort Robotics Business Combination or another initial Business Combination on or before November 4, 2026. If that were to occur, the Company would be precluded from completing the Fort Robotics Business Combination or another initial Business Combination and would be forced to liquidate even if its shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of the Company to extend the date by which the Company has to consummate the Fort Robotics Business Combination (or if the Fort Robotics Business Combination is not consummated, another initial Business Combination) to the Extended Date in order for its shareholders to have the opportunity to participate in the Company’s future investment. The Company cannot predict the amount that will remain in the Trust Account (as defined below) following the Extension Redemptions (as defined below), if the Extension Amendment Proposal is effective, and the amount remaining in the Trust Account may be significantly less than the approximately $186,877,506 that was in the Trust Account as of October 7, 2026.

If the Extension Amendment Proposal is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of shareholder approval of the Fort Robotics Business Combination), the Company intends to complete the Fort Robotics Business Combination as soon as possible, and in any event, on or before the Extended Date. However, there is no assurance that the Company will be able to consummate the Fort Robotics Business Combination, given the actions that must occur prior to closing of the Fort Robotics Business Combination.

As contemplated by the Amended and Restated Articles, the holders (the “Public Shareholders”) of the Class A ordinary shares, par value $0.0001 per share of the Company (the “Class A Ordinary Shares”) included as part of the units (and the shares included within, the “Public Shares”) sold in the IPO may elect (the “Election”) to redeem their Public Shares in connection with the effectiveness of the Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account, established to hold a portion of the proceeds of the IPO and the Private Placement (as defined below) (the “Trust Account”), including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of Public Shares then in issue, subject to applicable law (the “Extension Redemptions”), regardless of whether or how such Public Shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the Public Shareholders remaining after the Extension Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination, subject to any limitations set forth in the Amended and Restated Articles, as amended by the Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date in accordance with the terms of the Amended and Restated Articles. Such redemption rights are not available to our Sponsor and the officers and directors of the Company.

The Sponsor currently holds (i) all 6,118,000 of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Founder Shares” or “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares), and (ii) 484,500 units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). BTIG, LLC (“BTIG”), the underwriter in the IPO (the “Underwriter”), currently holds (i) 100,000 Class A Ordinary Shares purchased by BTIG in connection with the IPO for a purchase price of $100, or $0.001 per share (“Representative Shares”), and (ii) 163,875 Private Placement Units, which were purchased by the Underwriter in the Private Placement. As of the Record Date (as defined below), there were 17,998,375 Class A Ordinary Shares and 6,118,000 Class B Ordinary Shares issued and outstanding and the Sponsor holds approximately 27.38% of the total issued and outstanding Ordinary Shares.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or October 26, 2026). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If your Public Shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

As of October 7, 2026, based on funds in the Trust Account of approximately $186,877,506 as of such date, the pro rata portion of the funds available in the Trust Account for the Extension Redemptions was approximately $10.833 per Public Share (before taking into account the removal of the interest in the Trust Account to pay the Company’s taxes, if any). The closing price of the Class A Ordinary Shares as reported on the Global Market tier of The Nasdaq Stock Market LLC on October 7, 2026 was $10.82. The Company cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. The Company believes that such redemption right enables its Public Shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before November 4, 2026.

If the Extension Amendment Proposal is approved, the Board will have the right, without any further action by the Company’s shareholders, to decide to liquidate the Company at any time prior to February 4, 2027.

The Adjournment Proposal, if adopted, will allow the Chairman of the Meeting to adjourn the Meeting to a later date or dates, to permit further solicitation of proxies.

If the Extension Amendment Proposal is not approved, or the Company is otherwise unable to complete the Extension, and the Business Combination is not completed within the Combination Period, as contemplated by and in accordance with the Amended and Restated Articles, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable, if any, and up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period. In the event of a liquidation, the Sponsor and the Company’s officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

The Board has fixed the close of business on September 14, 2026 as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Fort Robotics Business Combination at this time. If the Extension Amendment Proposal is approved, and you do not elect to redeem your Public Shares in the Extension Redemptions, provided that you are a shareholder on the record date for a meeting to consider the Fort Robotics Business Combination (or another Business Combination if the Fort Robotics Business Combination is not consummated), you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

The Company believes that it is in the best interests of the Company that the (i) Company obtains the Extension, and (ii) selection of Withum as the Company’s independent registered public accounting firm for the year ending December 31, 2026 is ratified. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal, are in the best interests of the Company, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such Proposals.

Under the Amended and Restated Articles, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Proposals and the Meeting. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions, including about the 2025 Annual Report, to the Management at the Meeting.

October 9, 2026	By Order of the Board of Directors
/s/ Anthony James Vinciquerra
Anthony James Vinciquerra
Chairman of the Board of Directors

Your vote is very important. Whether or not you plan to attend the Meeting, if you are a shareholder as of the Record Date, please submit your proxy card as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented and voted at the Meeting. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes that are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting or any adjournment thereof. The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Accordingly, if you fail to vote in person, online or by proxy at the Meeting, your shares will not be counted for the purposes of determining whether the Proposals are approved by the requisite majorities. Abstentions and broker non-votes will also not be counted for the purpose of determining whether the Proposals are approved by the requisite majorities; however, abstentions and broker non-votes will be considered present for purposes of establishing a quorum. If you hold your shares in street name through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting in Lieu of an Annual General Meeting of the Shareholders to be held on October 28, 2026: This Notice of Meeting, the 2025 Annual Report, and the accompanying Proxy Statement are available at www.cstproxy.com/newburystreetiiacquisition/2026.

Newbury Street II Acquisition Corp
121 High Street, Floor 3
Boston, MA 02110

NOTICE OF AN EXTRAORDINARY GENERAL MEETING IN LIEU OF
AN ANNUAL GENERAL MEETING OF SHAREHOLDERS

To the Shareholders of Newbury Street II Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Meeting”) of Newbury Street II Acquisition Corp, a Cayman Islands exempted company (“we,” “us,” “our,” or “Company”), will be held on October 28, 2026, at 10:00 AM Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP if you reserve your attendance at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Wei Wang, Esq., 1345 Avenue of the Americas, New York, New York, 10105. Shareholders will have the opportunity to present questions to the management of the Company (the “Management”) at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of The Nasdaq Stock Market LLC.

You will not be required to attend the Meeting in person in order to vote. You may submit your proxy online by visiting www.cstproxyvote.com. You are cordially invited to attend the Meeting for the purpose of considering and voting on the following proposals (the “Proposals”):

1.Proposal One — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our amended and restated memorandum and articles of association currently in effect (the “Amended and Restated Articles”) to extend the date by which we must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) for a three-month period from November 4, 2026 to February 4, 2027 (or such earlier date as determined by the Company’s board of directors (“Board”)) (the “Extension,” and such later date, the “Extended Date”) (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”). The text of the special resolution to be passed is as follows:

“RESOLVED, as a special resolution, that with immediate effect the Company’s amended and restated memorandum and articles of association be amended by deleting and replacing the existing definition of “Completion Window” in Article 1.1 with the following:

Completion Window means the period of time:

(a)commencing on, and including, the closing date of the IPO; and

(b)ending on the date that is twenty seven (27) months after the closing date of the IPO, such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

2.Proposal Two — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Board’s audit committee (the “Audit Committee”) of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

3.Proposal Three — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals (the “Adjournment Proposal”).

Our final prospectus filed in connection with our initial public offering that was consummated on November 4, 2024 (the “IPO”), which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 1, 2024 (File No. 333-281456) (the “IPO Prospectus”) and the Amended and Restated Articles provide that we initially have until November 4, 2026 (24 months after the consummation of the IPO) to complete a Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the proposed transactions (the “Fort Robotics Business Combination”) pursuant to that certain agreement and plan of merger (as amended, the “Merger Agreement”), dated as of August 17, 2026, that the Company entered into with (i) Hugo Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Merger Sub”), and (ii) Fort Robotics, Inc., a Delaware corporation (“Fort Robotics”). For more information on the Fort Robotics Business Combination, see the Company’s Current Report on Form 8-K filed with the SEC on August 18, 2026 (the “Fort Robotics Form 8-K”.)

While we currently have until November 4, 2026 to consummate a Business Combination (the “Combination Period”), and we are using our best efforts to complete the Fort Robotics Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before November 4, 2026 to complete the Fort Robotics Business Combination. Accordingly, the Board believes that in order to be able to consummate the Fort Robotics Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Fort Robotics Business Combination or another initial Business Combination on or before November 4, 2026. If that were to occur, we would be precluded from completing the Fort Robotics Business Combination or another initial Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our Company to extend the date by which we have to consummate the Fort Robotics Business Combination (or if the Fort Robotics Business Combination is not consummated, another initial Business Combination) to the Extended Date in order for our shareholders to have the opportunity to participate in our future investment. We cannot predict the amount that will remain in the Trust Account (as defined below) following the Extension Redemptions (as defined below), if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $186,877,506 that was in the Trust Account as of October 7, 2026.

If the Extension Amendment Proposal is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of shareholder approval of the Fort Robotics Business Combination), we intend to complete the Fort Robotics Business Combination as soon as possible, and in any event, on or before the Extended Date. However, there is no assurance that we will be able to consummate the Fort Robotics Business Combination, given the actions that must occur prior to closing of the Fort Robotics Business Combination.

As contemplated by the Amended and Restated Articles, the holders (the “Public Shareholders”) of our Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) included as part of the units (the “Public Units” and the shares included within, the “Public Shares”) sold in the IPO may elect (the “Election”) to redeem their Public Shares in connection with the effectiveness of the Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account, established to hold a portion of the proceeds of the IPO and the Private Placement (as defined in the section of this proxy statement (the “Proxy Statement”) entitled “Questions and Answers About the Meeting”) (the “Trust Account”), including interest earned (which interest shall be net of taxes payable, if any), divided by the number of Public Shares then in issue, subject to applicable law (the “Extension Redemptions”), regardless of whether or how such Public Shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the Public Shareholders remaining after the Extension Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination, subject to any limitations set forth in the Amended and Restated Articles, as amended by the Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if we have not completed the Business Combination by the Extended Date.

The Sponsor currently holds (i) all 6,118,000 of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Founder Shares” or “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares), and (ii) 484,500 units (the “Private Placement Units” and together with the Public Units, the “Units”), which were purchased by the Sponsor in the Private Placement. BTIG, LLC (“BTIG”), the underwriter in the IPO (the “Underwriter”), currently holds (i) 100,000 Class A Ordinary Shares purchased by BTIG in connection with the IPO for a purchase price of $100, or $0.001 per share (“Representative Shares”), and (ii) 163,875 Private Placement Units, which were purchased by the Underwriter in the Private Placement. As of the Record Date (as defined below), there were 17,998,375 Class A Ordinary Shares and 6,118,000 Class B Ordinary Shares issued and outstanding and the Sponsor holds approximately 27.38% of the total issued and outstanding Ordinary Shares.

To make the Election, you must demand that we redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to our transfer agent at least two business days prior to the Meeting (or October 26, 2026). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If your Public Shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

On October 7, 2026, the redemption price per Public Share was approximately $10.833 (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $186,877,506 as of such date (including interest which interest shall be net of taxes payable, if any), divided by the number of Public Shares then in issue, subject to applicable law. The closing price of the Class A Ordinary Shares as reported on the Global Market tier of The Nasdaq Stock Market LLC (“Nasdaq”) on October 7, 2026 was $10.82. We cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such Public Shareholders wish to sell their Public Shares. We believe such redemption right enables our Public Shareholders to determine whether or not to sustain their investments for an additional period if we do not complete the Business Combination on or before November 4, 2026. The withdrawal of funds from the Trust Account in connection with the Extension Redemptions will reduce the amount held in the Trust Account following the Extension Redemptions and the amount remaining in the Trust Account may be significantly less than the approximately $186,877,506 that was in the Trust Account as of October 7, 2026. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow the Chairman of the Meeting to adjourn the Meeting to a later date or dates, to permit further solicitation of proxies. If the Extension Amendment Proposal is not approved, and the Business Combination is not completed within the Combination Period, as contemplated by and in accordance with the Amended and Restated Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable, if any, and up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants (as defined in the section of this Proxy Statement entitled “Questions and Answers About the Meeting”), which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

If we liquidate, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement (except for the Company’s independent registered public accounting firm), reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the Trust Account assets, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the Underwriter (as defined in the section of this Proxy Statement entitled “Questions and Answers About the Meeting”) against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of October 7, 2026, based on funds in the Trust Account of approximately $186,877,506 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.833 per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes, if any). Nevertheless, we cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than approximately $10.833 (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes, if any, and up to $100,000 of interest to pay dissolution expenses), due to unforeseen claims of creditors.

If the Extension Amendment Proposal is effective, we, pursuant to the terms of the Investment Management Trust Agreement, dated October 31, 2024 (the “Trust Agreement”), by and between us and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of Public Shares then in issue, subject to applicable law, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount in the Extension Redemptions. The remainder of such funds shall remain in the Trust Account and will be available for our use to complete a Business Combination on or before the Extended Date. Public Shareholders who do not redeem their Public Shares in the Extension Redemptions will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on September 14, 2026 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date, there were 17,998,375 Class A Ordinary Shares and 6,118,000 Class B Ordinary Shares issued and outstanding. Our Warrants do not have voting rights in connection with the Proposals.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and such proxyholder need not be our shareholder.

Shareholders will have the opportunity to present questions to our Management, including regarding our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on March 6, 2026 (the “2025 Annual Report”), at the Meeting.

This Proxy Statement contains important information about the Meeting and the Proposals. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the Management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners (as defined in the section of the Proxy Statement entitled “Questions and Answers About the Meeting”). While the payment of these expenses will reduce the cash available to us to consummate the Business Combination, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated October 9, 2026 and is first being mailed to shareholders on or about October 12, 2026.

October 9, 2026	By Order of the Board of Directors
/s/ Anthony James Vinciquerra
Anthony James Vinciquerra
Chairman of the Board of Directors

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•our ability to complete the Fort Robotics Business Combination;

•the anticipated benefits of the Fort Robotics Business Combination;

•the volatility of the market price and liquidity of our securities;

•the use of funds not held in the Trust Account or available to us from interest income on the Trust Account balance; and

•the competitive environment in which our successor will operate following the Fort Robotics Business Combination.

Additionally, in 2024, the SEC adopted additional rules and regulations relating to special purpose acquisition companies (“SPACs” and such rules, the “2024 SPAC Rules”). The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC sponsor and related persons; (ii) additional disclosures relating to SPAC Business Combination transactions; (iii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in connection with proposed Business Combination transactions; (iv) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (v) the requirement that both the SPAC and its target company be co-registrants in connection with registration statements relating to proposed Business Combination transactions. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including its duration, asset composition, business purpose, and the activities of the SPAC and its management team. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination and may increase the costs and time related thereto.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, see the section of this Proxy Statement entitled “Risk Factors,” and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE MEETING

The questions and answers below (i) only briefly address some commonly asked questions about the Meeting and the Proposals, (ii) are only summaries of the matters they discuss and (iii) highlight only selected information from this Proxy Statement. They do not contain all of the information that may be important to you. You should carefully read the entire Proxy Statement, including the other documents referred to herein, to fully understand the Proposals and the voting procedures for the Meeting.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is an extraordinary general meeting in lieu of an annual general meeting of the shareholders, to be held on October 28, 2026, at 10:00 AM Eastern Time, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Meeting.

This Proxy Statement and the enclosed proxy card were first sent to our shareholders on or about October 12, 2026.

We are a blank check company incorporated as a Cayman Islands exempted company on June 18, 2024 for the purpose of effecting a Business Combination. On November 4, 2024, we consummated or IPO of 17,250,000 Public Units, each consisting of one Public Share and one-half of one redeemable warrant (each whole warrant, a “Public Warrant”), generating an aggregate amount of gross proceeds of $172,500,000. Simultaneously with the closing of the IPO, we consummated the sale of an aggregate of 648,375 Private Placement Units at a price of $10.00 per Private Placement Unit to the Sponsor and BTIG in a private placement, generating gross proceeds to us of $6,483,750 (the “Private Placement”). Of those 648,375 Private Placement Units, the Sponsor purchased 484,500 Private Placement Units and the Underwriter purchased 163,875 Private Placement Units. Each Private Placement Unit consists of one Class A Ordinary Share (the “Private Placement Shares”) and one-half of one warrant (the “Private Placement Warrants”, and together with the Public Warrants, the “Warrants”).

Like most blank check companies, our Amended and Restated Articles provides for the return of the IPO proceeds held in the Trust Account to the Public Shareholders if there is no qualifying Business Combination consummated on or before the end of the Combination Period.

We believe that it is in the best interests of our Company to continue our existence until the Extended Date, if necessary, in order to allow us additional time to complete the Fort Robotics Business Combination.

The Meeting is being held, in part, to allow us additional time to complete the Business Combination, and to ratify the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2026.

Why do we need to hold an extraordinary general meeting in lieu of an annual meeting?

The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of shareholders within 12 months after our fiscal year ended December 31, 2025. At the Meeting, you will have the opportunity to present questions to the Management, including regarding the 2025 Annual Report.

The Proposals

What is being voted on?

You are being asked to vote on three Proposals:

1.Proposal One — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our Amended and Restated Articles, to extend the date by which we must consummate a Business Combination for a three-month period from November 4, 2026 to February 4, 2027 (or such earlier date as determined by the Board);

2.Proposal Two — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2026; and

3.Proposal Three — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals.

Why are we proposing the Extension Amendment Proposal?

The Amended and Restated Articles provides for the return of the IPO proceeds held in the Trust Account to the Public Shareholder if there is no qualifying Business Combination consummated on or before November 4, 2026, the current end of the Combination Period. As explained below, we believe we will not be able to complete a Business Combination by that date and, therefore, we are asking for an extension of this timeframe.

Our seeking to complete the Fort Robotics Business Combination will involve, among other things:

•preparing and completing proxy materials;

•establishing a meeting date and record date for considering the Fort Robotics Business Combination, and distributing proxy materials to shareholders; and

•holding a special meeting to consider the Fort Robotics Business Combination.

The purpose of the Extension Amendment Proposal is to allow us additional time to complete the Fort Robotics Business Combination, if needed. The Extension Amendment Proposal is required to proceed with our Board’s plan to extend the date that we have to complete an initial Business Combination, specifically the Fort Robotics Business Combination.

While we are using our best efforts to complete the Fort Robotics Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before November 4, 2026 to complete the Fort Robotics Business Combination. Accordingly, the Board believes that in order to be able to consummate the Fort Robotics Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Fort Robotics Business Combination or another initial Business Combination on or before November 4, 2026. If that were to occur, we would be precluded from completing the Fort Robotics Business Combination or another initial Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our Company to extend the date by which we have to consummate the Fort Robotics Business Combination (or if the Fort Robotics Business Combination is not consummated, another initial Business Combination) to the Extended Date in order for our shareholders to have the opportunity to participate in our future investment.

If the Extension Amendment Proposal is approved, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of shareholder approval of the Fort Robotics Business Combination), we intend to complete the Fort Robotics Business Combination as soon as possible, and in any event, on or before the Extended Date. However, there is no assurance that we will be able to consummate the Fort Robotics Business Combination, given the actions that must occur prior to closing of the Fort Robotics Business Combination.

The Board believes that given our expenditure of time, effort and money on the Fort Robotics Business Combination, circumstances warrant ensuring that we are in the best position possible to consummate the Fort Robotics Business Combination and that it is in the best interest of our Company that we obtain the Extension, if needed. We believe that the Fort Robotics Business Combination will provide significant benefits to our shareholders. For more information about the Fort Robotics Business Combination, see the Fort Robotics Form 8-K. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Amended and Restated Articles, to extend the date by which we must (i) consummate a Business Combination or (ii) cease our operations if we fail to complete such Business Combination, and redeem or repurchase 100% of the Public Shares sold in our IPO, for a three-month period from November 4, 2026 to February 4, 2027 (or such earlier date as determined by the Board).

You are not being asked to vote on the Fort Robotics Business Combination at this time. If the Extension Amendment Proposal is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider the Fort Robotics Business Combination (or another Business Combination if the Fort Robotics Business Combination is not consummated), you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why are we proposing the Adjournment Proposal?

If either of the Extension Amendment Proposal or the Auditor Ratification Proposal is not approved by the shareholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or the Auditor Ratification Proposal, as needed.

If the Adjournment Proposal is not approved by our shareholders, the Chairman of the Meeting will not be able to adjourn the Meeting to a later date or dates for the purpose of soliciting additional proxies. In such event, the Extension could not be completed and if we do not complete a Business Combination within the Combination Period, we would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of our remaining shareholders and the Board, liquidating and dissolving.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes shareholders should have an opportunity to evaluate the Business Combination, including the Fort Robotics Business Combination, and that our shareholders will benefit from our Company consummating the Business Combination; consequently, the Board is proposing the Extension Amendment Proposal to extend the date by which we have to complete the Business Combination until the Extended Date and give us more opportunity to complete the Business Combination, including the Fort Robotics Business Combination. Without the Extension, we believe that we will not be able to complete a Business Combination on or before November 4, 2026. If that were to occur, we would be forced to liquidate and dissolve following November 4, 2026.

Our Amended and Restated Articles provide that if any amendment is made to our Amended and Restated Articles to modify (i) the substance or timing of our obligation to allow redemption in connection with a Business Combination or to redeem 100% of the Public Shares if we do not consummate a Business Combination within the Combination Period or (ii) any other material provisions relating to the rights of holders of Class A Ordinary Shares or pre-initial Business Combination activity, we will provide our Public Shareholders, other than the Sponsor, our officers or directors, and the holders of the Founder Shares prior to the IPO with the opportunity to redeem their Public Shares upon the effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable, if any), divided by the number of Public Shares then in issue, subject to applicable law. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Amended and Restated Articles.

Why should I vote “FOR” the Auditor Ratification Proposal?

Withum has served as our independent registered public accounting firm since 2024. Our Audit Committee and Board believe that stability and continuity in our auditor are important as we seek to complete the Business Combination.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, the Chairman of the Meeting will not be able to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Does the Board recommend voting “FOR” the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Extension Amendment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal, are in our Company’s best interest. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal, if presented.

Are the Proposals conditioned on one another?

The Extension Amendment Proposal is not conditioned on the approval of either the Auditor Ratification Proposal or the Adjournment Proposal.

The Auditor Ratification Proposal is not conditioned on the approval of either the Extension Amendment Proposal or the Adjournment Proposal.

The Adjournment Proposal is not conditioned on the approval of the Extension Amendment Proposal or the Auditor Ratification Proposal. However, if either of the Extension Amendment Proposal or the Auditor Ratification Proposal is not approved by our shareholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or the Auditor Ratification Proposal, as needed.

What vote is required to approve the Proposals?

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, to be approved, you must vote “AGAINST” such proposal because only those votes that are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, will be counted for the purposes of determining whether each of the Proposals is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and Broker Non-Votes (as defined below under the question entitled “If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?”), while considered present for the purposes of establishing a Quorum (as defined below under the question entitled “What constitutes a Quorum at the Meeting?”), will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. See the question below entitled “If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?” for more information about Broker Non-Votes.

If the Extension Amendment Proposal and the Auditor Ratification Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Do I have appraisal rights or dissenters’ rights if I object to any of the Proposals?

No. There are no appraisal rights or dissenters’ rights available to our shareholders in connection with the Proposals.

How do our insiders intend to vote their Ordinary Shares?

All of our Sponsor, directors, officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the Proposals. The Sponsor, directors, officers and their respective affiliates are not entitled to redeem any Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, our Sponsor, directors and officers collectively beneficially owned and were entitled to vote 484,500 Class A Ordinary Shares and 6,118,000 Class B Ordinary Shares, representing approximately 27.38% of our total issued and outstanding Ordinary Shares. Our Sponsor, directors, officers and their affiliates do not intend to purchase Ordinary Shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment Proposal.

In addition, the Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor and/or our Company may provide such shareholders either our securities or membership interests in the Sponsor or other consideration pursuant to such arrangements.

What interests do our Sponsor and our directors and officers have in the approval of the Proposals?

Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of (i) 6,118,000 Class B Ordinary Shares (purchased for a nominal price) and (ii) 484,500 Private Placement Units, consisting of 484,500 Class A Ordinary Shares, and 242,250 Private Placement Warrants, which would expire worthless if the Business Combination is not consummated.

See the section of this Proxy Statement entitled “The Meeting — Interests of the Sponsor, Directors and Officers.”

The Extension Amendment Proposal

If the Extension Amendment Proposal is approved, what happens next?

Upon approval of the Extension Amendment Proposal by the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof, (i) the Extension Amendment will be effective and (ii) we will file the Extension Amendment with the Cayman Islands Registrar of Companies. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Public Units, Public Shares and Public Warrants will remain publicly traded. We will then continue to work to consummate the Fort Robotics Business Combination by the Extended Date. However, if the Extension Amendment Proposal is approved, our Board will have the right, without any further action by our shareholders, to decide to liquidate our Company at any time prior to February 4, 2027.

If the Extension Amendment Proposal is effective, and one or more of our shareholders elect to redeem their Public Shares pursuant to the Extension Redemptions, we will remove from the Trust Account and deliver to the holders of such redeemed Public Shares the Withdrawal Amount, and retain the remainder of the funds in the Trust Account for our use in connection with consummating the Fort Robotics Business Combination on or before the Extended Date. Any such redeemed Public Shares will increase the percentage interest of our Ordinary Shares held by the Sponsor and our directors and officers as a result of their ownership of our Founder Shares.

If the Extension Amendment Proposal is effective, the removal from the Trust Account of the Withdrawal Amount will reduce our net asset value. We cannot predict the amount that will remain in the Trust Account following the Extension Redemptions if the Extension Amendment Proposal is effective; the amount remaining in the Trust Account may be only a small fraction of the approximately $186,877,506 that was in the Trust Account as of October 7, 2026.

What happens if the Extension Amendment Proposal is not approved?

If there are insufficient votes to approve the Extension Amendment Proposal, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed within the Combination Period, then as contemplated by and in accordance with the Amended and Restated Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable, if any, and up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, the Sponsor, and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

Will you seek any further extensions to liquidate the Trust Account?

Other than as described in this Proxy Statement, we do not currently anticipate seeking any further extension of the Combination period beyond the Extended Date. However, if it appears additional time to complete a Business Combination is needed at a later date, we may seek to further extend the Combination Period consistent with applicable laws, regulations and stock exchange rules. Such an extension would require the approval of our shareholders, and our Public Shareholders will be provided the opportunity to redeem all or a portion of their Public Shares. Such redemptions will likely have a material adverse effect on the amount held in our Trust Account, our capitalization, principal shareholders and other impacts on our Company or Management.

What happens to our Warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the Class A Ordinary Shares issuable upon exercise of the Warrants and a current prospectus relating to them is available (or we permit holders to exercise Warrants on a cashless basis).

What happens to our Warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved, and we do not consummate the Business Combination by November 4, 2026, there will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period.

Will whether or how I vote on any of the Proposals affect my ability to exercise my redemption rights in the Extension Redemptions?

No. You may exercise your redemption rights in the Extension Redemptions whether or not you are a holder of Public Shares on the Record Date (entitling you to vote), so long as you are a holder at the time of your Election (and subsequent redemption payment). You can vote your Public Shares however you would like, or not at all, on the Extension Amendment Proposal or any other Proposal. As a result, all of the Proposals can be approved by Public Shareholders who will redeem their Public Shares in the Extension Redemptions and no longer remain shareholders, leaving Public Shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders and potentially less cash.

Additionally, redemption payments for Elections in the Extension Redemptions will only be made if the Extension Amendment Proposal receives the requisite shareholder approval. If you do not redeem your Public Shares in the Extension Redemptions, you will retain your right to redeem your Public Shares upon consummation of the Business Combination, subject to any limitations set forth in the Amended and Restated Articles.

Will whether or how I vote on any of the Proposals affect my ability to exercise my redemption rights in connection with the Business Combination?

Unless you elect to redeem your Public Shares at this time in an Election in the Extension Redemptions, you will be able to vote on the Business Combination when it is submitted to shareholders if you are still a shareholder on the record date for a meeting to seek shareholder approval of the Business Combination. Whether or not you vote in connection with the Meeting, or you vote against any of the Proposals at the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the shareholder vote to approve the Business Combination, subject to any limitations set forth in our Amended and Restated Articles.

How do I redeem my Public Shares in the Extension Redemptions?

In connection with the Extension Amendment Proposal and contingent upon whether the Extension Amendment Proposal is effective, each of our Public Shareholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of Public Shares then in issue, subject to applicable law. If you choose not to make an Election in the Extension Redemptions, you will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date, subject to any limitations set forth in our Amended and Restated Articles.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on October 26, 2026 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Public Shareholders seeking to exercise their redemption rights in the Extension Redemptions and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and time to effect delivery. It is our understanding that our shareholders should generally allot at least two weeks to obtain physical certificates from Continental. However, we do not have any control over this process and it may take longer than two weeks. If it takes longer than anticipated to obtain a physical certificate, Public Shareholders who wish to redeem their Public Shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their Public Shares. Public Shareholders who hold their Public Shares in Street Name (as defined below under the question entitled “What is the difference between a Shareholder of Record and a Beneficial Owner of shares held in Street Name?”) will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

In the event that a Public Shareholder tenders Public Shares and the Extension Amendment Proposal is not approved, these Public Shares will not be redeemed and the physical certificates representing these Public Shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

Our Public Shareholders seeking to exercise their redemption rights, whether they are Shareholders of Record (as defined below under the question entitled “What is the difference between a Shareholder of Record and a Beneficial Owner of shares held in Street Name?”) or hold their Public Shares in Street Name, are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or to deliver their Public Shares to the transfer agent electronically using the DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming Public Shareholder’s Election to redeem in the Extension Redemptions is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

I have changed my mind and I no longer want to redeem my Public Shares in the Extension Redemptions after submitting an Election, how do I reverse the redemption process?

In the event that a Public Shareholder tenders its Public Shares and decides that it does not want to redeem its Public Shares in the Extension Redemptions, the shareholder may withdraw the tender at any time prior to the Meeting. If you delivered your Public Shares for redemption to Continental and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that Continental return the Public Shares (physically or electronically). You may make such request by contacting Continental at the address listed above.

Information about the Meeting

Can I attend the Meeting in person?

Yes. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105, at 10:00 AM Eastern Time, on October 28, 2026 and you will be permitted to attend the Meeting in person. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP if you reserve your attendance at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Wei Wang, Esq., 1345 Avenue of the Americas, New York, New York, 10105. You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares by submitting a proxy card or online by visiting www.cstproxyvote.com.

What constitutes a Quorum at the Meeting?

A Quorum of shareholders is necessary to hold a valid meeting. The holders of at least one-third of the Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person (including shareholders who vote online) or by proxy (or, in the case of a holder that is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a “Quorum” and in order to conduct business at the Meeting. As of the Record Date, 8,038,792 Ordinary Shares would be required to achieve a Quorum at the Meeting.

Your shares will be counted towards the Quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or physically attend the Meeting. Abstentions and Broker Non-Votes will be counted as present for the purpose of determining a Quorum. Our Sponsor, and officers and directors collectively beneficially own 484,500 Class A Ordinary Shares and 6,118,000 Class B Ordinary Shares, or approximately 27.38% of our total issued and outstanding Ordinary Shares, which will count towards this Quorum.

Who can vote at the Meeting?

Only holders of our Ordinary Shares at the close of business on the Record Date, September 14, 2026, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On the Record Date, 17,998,375 Class A Ordinary Shares and 6,118,000 Class B Ordinary Shares were outstanding and entitled to vote.

How many votes do I have?

Each Class A Ordinary Share and each Class B Ordinary Share is entitled to one vote on each matter that comes before the Meeting. See the section of this Proxy Statement entitled “Beneficial Ownership of Securities” for information about the holdings of our Sponsor, directors and officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and Broker Non-Votes for each of the Proposals.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

At the Meeting, only those votes that are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, will be counted for the purposes of determining whether each of the Proposals is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. See the question below entitled “If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?” for more information about Broker Non-Votes.

What is the difference between a Shareholder of Record and a Beneficial Owner of shares held in Street Name?

•Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “Shareholder of Record.”

•Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “Beneficial Owner” of shares held in “Street Name” and these proxy materials are being forwarded to you by that organization.

How can I vote if I am a Shareholder of Record?

If you were a Shareholder of Record of Ordinary Shares on the Record Date, with respect to the Proposals:

•At the Meeting. You may vote at the Meeting.

•Online. You may vote by submitting a proxy for the Meeting. You may submit your proxy online at www.cstproxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on October 27, 2026 (have your proxy card in hand when you visit the website).

•By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. Votes submitted by mail must be received prior to the start of the Meeting at 10:00 AM Eastern Time, on October 28, 2026.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

How can I vote if I am a Beneficial Owner of Ordinary Shares held in Street Name?

If you were a Beneficial Owner of Ordinary Shares held in Street Name on the Record Date, with respect to the Proposals:

•At the Meeting. If you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your Ordinary Shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your Ordinary Shares.

•Online. You may vote by proxy by submitting your proxy online (if this option is available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold Ordinary Shares in Street Name and your bank, broker or other nominee offers those alternatives; availability and specific procedures vary. If your bank or brokerage firm does not offer online voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

You are also invited to attend the Meeting. For more information on attending the Meeting, see the question above entitled “Can I attend the Meeting in person?”

If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?

If your shares are held in Street Name by your bank, broker or nominee, your broker, bank, or nominee cannot vote your shares, unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “Broker Non-Vote.” Broker Non-Votes will be counted for the purposes of determining the existence of a Quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote on the Proposals. You should instruct your broker to vote your shares in accordance with directions you provide. You may also need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Broker Non-Votes will have no effect on the outcome of any vote on any of the Proposals.

May I change my proxy voting instructions after I have voted or revoke my proxy after it is granted?

Yes. You may change your vote by:

•entering updated proxy instructions online, if this option is available to you;

•sending a later-dated, signed proxy card to Newbury Street II Acquisition Corp, 121 High Street, Floor 3, Boston, MA 02110, so that it is received by the Company prior to the Meeting; or

•attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in Street Name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.

What is the proxy card?

The proxy card enables you to appoint Anthony Vinciquerra, our Chairman of the Board, or if he is not available, Thomas Bushey, our Chief Executive Officer, or failing them, the duly appointed chairman of the Meeting, as your representative at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Vinciquerra or Mr. Bushey, or failing them, the duly appointed chairman of the Meeting, to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your Ordinary Shares will be voted “FOR” the Proposals, in accordance with the recommendations of our Board as described below. If the Meeting is adjourned, Mr. Vinciquerra or Mr. Bushey, or failing them, the duly appointed chairman of the Meeting, can vote the shares on the new Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Will my shares be voted if I do not provide my proxy?

If you are a Shareholder of Record and hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in Street Name. See the question above entitled “If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?” for more information.

If I am a Public Unit holder, can I exercise redemption rights with respect to my Units?

No. Holders of outstanding Public Units must separate the underlying Public Shares prior to exercising redemption rights with respect to the Public Shares.

If you hold Public Units registered in your own name, you must deliver the certificate (physically or electronically) for such Public Units to Continental, our transfer agent, with written instructions to separate such Public Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Units into Public Shares and Public Warrants. See the question above entitled “How do I redeem my Public Shares in the Extension Redemptions?”

What should I do if I receive more than one set of voting materials for the Meeting?

You may receive more than one set of voting materials for the Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a Shareholder of Record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your Ordinary Shares.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Meeting.

What other business may be conducted at Meeting?

The Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, if presented. Under the Amended and Restated Articles, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this Proxy Statement, which serves as the notice of the Meeting.

Who will solicit and pay the cost of soliciting proxies for the Meeting?

We will pay for the entire cost of soliciting proxies for the Meeting from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

What do I need to do now?

You are urged to read carefully and consider the information contained in this Proxy Statement, and to consider how each of the Proposals will affect you as a shareholder. You should then submit your proxy instructions as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares in Street Name through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also contact us at:

Newbury Street II Acquisition Corp

121 High Street, Floor 3

Boston, MA 02110

Attn: Thomas Bushey

Telephone No.: (617) 334-2805

To obtain timely delivery, shareholders must request the materials no later than October 21, 2026. You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section of this Proxy Statement entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to Continental on or before 5:00 p.m., Eastern Time, on October 26, 2026 (two business days before the Meeting) in accordance with the procedures detailed under the question of this section of the Proxy Statement entitled “How do I redeem my Public Shares in the Extension Redemptions?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in the section entitled “Risk Factors” contained in our (i) IPO Prospectus, (ii) 2025 Annual Report and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

For risks related to Fort Robotics and the Fort Robotics Business Combination, please see the Registration Statement on Form S-4, which will include a proxy statement/prospectus, to be filed by our Company and Fort Robotics with the SEC in connection with the Fort Robotics Business Combination (the “Fort Robotics Registration Statement”).

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension Amendment Proposal is approved, we can provide no assurances that the Business Combination, including the Fort Robotics Business Combination, will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, we expect to seek shareholder approval of the Business Combination. We are required to offer shareholders the opportunity to redeem their Public Shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension Amendment Proposal or the Business Combination are approved by our shareholders, it is possible that the Extension Redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the approval of the Extension and the Business Combination could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our Ordinary Shares at favorable prices, or at all.

If our initial Business Combination involves a company organized in the United States, it is possible that a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our Ordinary Shares after or in connection with such initial Business Combination.

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax (the “Excise Tax”) on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The Excise Tax applies to stock repurchases occurring in 2023 and beyond. The amount of the Excise Tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase. The U.S. Department of the Treasury (the “Treasury Department”) has issued final regulations providing guidance with respect to the Excise Tax. Under the regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax.

As an entity incorporated as a Cayman Islands exempted company, the Excise Tax is not expected to apply to redemptions of our Class A Ordinary Shares, including the Extension Redemptions (absent any further regulations and other additional guidance that may be issued in the future with retroactive effect).

However, in connection with an initial Business Combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a United States corporation prior to certain redemptions and it is possible that we will be subject to the Excise Tax with respect to any subsequent redemptions, including redemptions in connection with the initial Business Combination, that are treated as repurchases for this purpose (other than, pursuant to the regulations, redemptions in complete liquidation of the company). In all cases, the extent of the Excise Tax that may be incurred will depend on a number of factors, including the fair market value of our stock redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of any additional regulations and other additional guidance from the Treasury Department that may be issued and applicable to the redemptions. Issuances of stock by a repurchasing corporation in a year in which such corporation repurchases stock may reduce the amount of Excise Tax imposed with respect to such repurchase. The Excise Tax is imposed on the repurchasing corporation itself, not the shareholders from which stock is repurchased. The imposition of the Excise Tax as a result of redemptions in connection with the initial Business Combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial Business Combination, which could cause the other shareholders of the combined company to economically bear the impact of such Excise Tax.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules requiring, among other matters, (i) additional disclosures relating to SPAC Business Combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements.

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the 2024 SPAC Rules and related guidance may (i) increase the costs of and the time needed to negotiate and complete an initial Business Combination and (ii) constrain the circumstances under which we could affect our ability to complete an initial Business Combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments; and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial Business Combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. The funds in the Trust Account can be held only in (i) Treasury Department bills with a maturity of 185 days or less or in money market funds investing solely in Treasury obligations, (ii) uninvested cash, or (iii) an interest-bearing bank demand deposit account or other accounts at a bank that meet certain conditions under Rule 2a-7 under the Investment Company Act. The funds will remain in the Trust Account until the earlier of (x) the consummation of the initial Business Combination or (y) the distribution of the Trust Account proceeds as described below. As of the Record Date, these funds were held in money market accounts.

Pursuant to the Trust Agreement, Continental is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our IPO was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of our initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Amended and Restated Articles to (x) affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the Combination Period; or (y) amend the rights of holders of our Class A Ordinary Shares or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the Combination Period, our return of the funds held in the Trust Account to our Public Shareholders as part of our redemption of the Public Shares.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination or may result in our liquidation. If we are unable to complete our initial Business Combination, our Public Shareholders may receive only approximately $10.833 per Public Share (as of October 7, 2026 and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes, if any) upon the liquidation of our Trust Account and our Warrants will expire worthless.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Our Sponsor, a limited liability company formed in the state of Delaware, is not controlled by, and does not have substantial ties with, any non-U.S. persons. Fort Robotics is a Delaware corporation.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Shareholders may only receive approximately $10.833 per Public Share (as of October 7, 2026 and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes, and up to $100,000 for dissolution expenses), and our Warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company on June 18, 2024, for the purpose of effecting a Business Combination.

On November 4, 2024, we consummated our IPO of 17,250,000 Public Units, including 2,250,000 Public Units issued pursuant to the full exercise by the Underwriter of its over-allotment option. Each Public Unit consists of one Public Share and one-half of one Public Warrant, with each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Public Units were sold at a price of $10.00 per Public Unit, generating gross proceeds to our Company of $172,500,000.

Simultaneously with the closing of our IPO, we completed the private sale of an aggregate of 648,375 Private Placement Units to our Sponsor and the Underwriter in the Private Placement at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to our Company of $6,483,750. Of those 648,375 Private Placement Units, the Sponsor purchased 484,500 Private Placement Units and the Underwriter purchased 163,875 Private Placement Units. Each Private Placement Unit consists of one Private Placement Share and one-half of one Private Placement Warrant, with each whole Private Placement Warrant exercisable to purchase one Class A Ordinary Share. The Private Placement Units (and underlying securities) are identical to the Public Units (and underlying securities), except as otherwise disclosed in the IPO Prospectus.

The Public Warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the Public Warrants become exercisable, we may redeem the outstanding Public Warrants at a price of $0.01 per Public Warrant, if the last sale price of the Class A Ordinary Shares equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before we send the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or their permitted transferees.

As of October 7, 2026, approximately $186,877,506 from our IPO and the Private Placement is being held in our Trust Account in the United States maintained by Continental, acting as trustee and these proceeds held in the Trust Account were held in money market accounts.

There are currently 17,998,375 Class A Ordinary Shares and 6,118,000 Class B Ordinary Shares issued and outstanding.

Fort Robotics Business Combination

On August 17, 2026, we entered into the Merger Agreement with (i) Fort Robotics and (ii) Merger Sub. Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) prior to the closing (the “Closing”) of the Fort Robotics Business Combination, we will transfer by way of continuation out of the Cayman Islands and into the State of Delaware and domesticate as a Delaware corporation (the “Domestication”), (ii) at the Closing, Merger Sub will merge with and into Fort Robotics (the “Merger”), with Fort Robotics surviving such Merger as our wholly-owned subsidiary (the “Surviving Corporation”), and (iii) as a result of the Merger, all of the issued and outstanding capital stock of Fort Robotics as of immediately prior to the effective time of the Merger will be cancelled and shall cease to exist, in exchange for the right of each Fort Robotics stockholder to receive its pro rata share of the Stockholder Merger Consideration (as defined below), all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with applicable law.

The Merger Agreement provide that the total consideration received by Fort Robotics security holders from us at the Closing will be a number of shares of our common stock (giving effect to the Domestication) with an aggregate value equal to the sum of (i) Five Hundred Million Dollars ($500,000,000) (the “Merger Consideration”), with each share of our common stock valued at $10.00 (the total portion of the Merger Consideration amount payable to all Fort Robotics stockholders in accordance with the Merger Agreement is also referred to as the “Stockholder Merger Consideration”) plus (ii) the aggregate amount of the Permitted Company SAFE Conversion Amounts (as defined in the Merger Agreement), which the holders of Fort Robotics’ Simple Agreements for Future Equity (the “Permitted Company SAFEs”) entered into during the period commencing on August 17, 2026 through the Closing receiving, if any, in full settlement for the conversion and cancellation of each such Permitted Company SAFE, a number of shares of our common stock determined in accordance with the terms of such Permitted Company SAFEs.

Each outstanding option of Fort Robotics, whether vested or unvested, will be assumed by us and automatically converted into an option for shares of our common stock. All Fort Robotics convertible securities (other than the options of Fort Robotics and certain outstanding warrants) outstanding and not exercised or converted prior to the Closing will be terminated as of the Closing.

For more information about the Fort Robotics Business Combination, see the Fort Robotics Form 8-K and the Fort Robotics Registration Statement, once publicly filed.

You are not being asked to vote on the Fort Robotics Business Combination at this time. If the Extension Amendment Proposal is approved, and you do not elect to redeem your Public Shares in the Extension Redemptions, provided that you are a shareholder on the Record Date for a meeting to consider the Fort Robotics Business Combination (or another Business Combination if the Fort Robotics Business Combination is not consummated), you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE MEETING

This Proxy Statement is being provided to our shareholders as part of a solicitation of proxies by the Board for use at the Meeting. This Proxy Statement contains important information regarding the Meeting, the Proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about October 12, 2026 to all Shareholders of Record as of September 14, 2026, the Record Date for the Meeting. Shareholders of Record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held on October 28, 2026, at 10:00 AM Eastern Time, at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

Attending the Meeting

Only shareholders who own Ordinary Shares as of the close of business on the Record Date will be entitled to attend the Meeting. If you are such a shareholder, you will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP if you reserve your attendance at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Wei Wang, Esq., 1345 Avenue of the Americas, New York, New York, 10105.

You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares by submitting a proxy card or online at www.cstproxyvote.com, or in accordance with the voting instructions provided throughout this Proxy Statement.

Voting Power; Record Date

As our shareholder, you have a right to vote on certain matters affecting our Company. The Proposals to be presented at the Meeting and upon which you are being asked to vote are summarized below and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Meeting if you owned Ordinary Shares at the close of business on September 14, 2026, which is the Record Date for the Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your Ordinary Shares are held in Street Name or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the Ordinary Shares you beneficially own are properly counted. On the Record Date, there were 24,116,375 Ordinary Shares issued and outstanding, consisting of (i) 17,998,375 Class A Ordinary Shares and (ii) 6,118,000 Class B Ordinary Shares held by our Sponsor.

Quorum

A Quorum of shareholders is necessary to hold a valid meeting. The holders of at least one-third of the Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person (including shareholders who vote online) or represented by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a Quorum and in order to conduct business at the Meeting. Your shares will be counted towards the Quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or physically attend the Meeting. Abstentions and Broker Non-Votes will be counted towards the Quorum requirement. In the absence of a Quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date, 8,038,792 Ordinary Shares would be required to achieve a Quorum at the Meeting. If a Quorum is not present within half an hour from the start of the Meeting, the Meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a Quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present, in person (including shareholders who vote online) or represented by proxy, shall constitute a Quorum.

The Proposals at the Meeting

At the Meeting, our shareholders will consider and vote on the following Proposals:

1.Proposal One — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our Amended and Restated Articles to extend the date by which we must consummate a Business Combination for a three-month period from November 4, 2026 to February 4, 2027 (or such earlier date as determined by the Board);

2.Proposal Two — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2026; and

3.Proposal Three — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals.

Required Vote for the Proposals for the Meeting

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person (including shareholders who vote online) or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

At the Meeting, only those votes that are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, will be counted for the purposes of determining whether each of the Proposals is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. See the section of this Proxy Statement entitled “Questions and Answers About the Meeting” for more information about Broker Non-Votes.

Voting Your Shares

Shareholders of Record

If you are a Shareholder of Record, each Ordinary Share that you own in your name entitles you to one vote on each of the Proposals. Your one or more proxy cards show the number of Ordinary Shares that you own. If you are a Shareholder of Record:

•At the Meeting. You may vote at the Meeting.

•Online. You may vote by submitting a proxy for the Meeting. You may submit your proxy online at www.cstproxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on October 27, 2026 (have your proxy card in hand when you visit the website).

•By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. Votes submitted by mail must be received prior to the start of the Meeting at 10:00 AM Eastern Time, on October 28, 2026.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

Beneficial Owners

If you are a Beneficial Owner and your shares are held in Street Name, then your Ordinary Shares are registered in the name of your broker, bank or other agent. If you are a Beneficial Owner, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. If you are a Beneficial Owner of shares held in Street Name:

•At the Meeting. If you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•Online. You may vote by proxy by submitting your proxy online, if this option is available to you, in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in Street Name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary. If your bank or brokerage firm does not offer online voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

Changing Your Vote and Revoking Your Proxy

You may change your vote by:

•entering a new vote online, if this voting option is available to you;

•sending a later-dated, signed proxy card to Newbury Street II Acquisition Corp, 121 High Street, Floor 3, Boston, MA 02110, so that it is received by the Company prior to the Meeting; or

•attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in Street Name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.

No Additional Matters

The Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, if presented. Under the Amended and Restated Articles, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this Proxy Statement, which serves as the notice of the Meeting.

Redemption Rights

If the Extension Amendment Proposal is effective, Public Shareholders may seek to redeem their Public Shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, if any), divided by the number of Public Shares then in issue, subject to applicable law, in the Extension Redemptions. As of October 7, 2026, based on funds in the Trust Account of approximately $186,877,506 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.833 per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes, if any). If you do not elect to redeem your Public Shares in the Extension Redemptions, you will retain the right to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination, by the Extended Date. See the section of this Proxy Statement entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights.”

Appraisal Rights

There are no appraisal rights available to our shareholders in connection with any of the Proposals.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to shareholders at the Meeting. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting and have agreed to (i) pay the Solicitation Agent’s customary fees, plus disbursements, and (ii) indemnify the Solicitation Agent against certain damages, expenses, liabilities or claims relating to its services as our proxy solicitor. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners. While the payment of these expenses will reduce the cash available to us to consummate an initial Business Combination if the Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials.

If you have any question on the above, please contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of the Board, you should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of our Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending you approve the Proposals. You should take these interests into account in deciding whether to approve the Proposals:

•the fact that the Sponsor holds (i) 6,118,000 Class B Ordinary Shares (purchased for a nominal price) and (ii) 484,500 Private Placement Units, consisting of 484,500 Class A Ordinary Shares and 242,250 Private Placement Warrants, all of which would expire worthless if the Business Combination is not consummated;

•the fact that the Sponsor and our directors and officers have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve the Business Combination;

•the fact that we are obligated to pay Sunderland Capital Partners LP, an affiliate of our Sponsor, up to $10,000 per month for office space, utilities, and administrative and support service, and upon completion of our initial Business Combination or our liquidation, we will cease being obligated to pay these monthly fees;

•the fact that, unless we consummate the initial Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on our behalf related to identifying and investigating an initial Business Combination to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have discussed entering into a transaction agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•the fact that none of our officers or directors has received any cash compensation for services rendered to us, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on the Business Combination and may even continue to serve following the Business Combination and receive compensation thereafter.

Additionally, if the Extension Amendment Proposal is approved, and we consummate the Business Combination, the officers and directors may have additional interests. Such interests will be described in the proxy statement/prospectus for such transaction, including the Fort Robotics Registration Statement.

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of our Company. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals. No recommendation is being made as to whether you should elect to redeem your Public Shares.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

Overview

We are proposing to amend our Amended and Restated Articles to extend the date by which we have to consummate a Business Combination beyond November 4, 2026. The Extension Amendment Proposal is required to proceed with the Board’s plan to allow us more time to complete the Fort Robotics Business Combination or another initial Business Combination if the Fort Robotics Business Combination is not consummated.

Reasons for the Extension Amendment and Extension Amendment Proposal

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of our Company. The Amended and Restated Articles provide that we have until November 4, 2026 to complete an initial Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our Company and because we believe we will not be able to conclude the Fort Robotics Business Combination within the permitted time period, the Board has determined we need the Extension Amendment to allow us more time to complete the Fort Robotics Business Combination or another initial Business Combination if the Fort Robotics Business Combination is not consummated.

The IPO Prospectus and Amended and Restated Articles provide that a special resolution of our shareholders is required to alter or add to the Amended and Restated Articles. Additionally, our IPO Prospectus and Amended and Restated Articles provide for all Public Shareholders, other than the Sponsor and our officers or directors to have an opportunity to redeem their Public Shares upon the effectiveness of any amendment made to our Amended and Restated Articles not for the purposes of approving, or in conjunction with the consummation of, a business combination (x) to modify the substance or timing of our obligation to (i) allow redemption in connection with a Business Combination or (ii) redeem 100% of the Public Shares if we do not consummate a Business Combination within the Combination Period or (y) any other material provisions relating to the rights of holders of Class A Ordinary Shares or pre-initial Business Combination activity. Because we continue to believe that a Business Combination would be in the best interests of our Company, and because we believe we will not be able to conclude the Fort Robotics Business Combination within the Combination Period, the Board has determined to seek shareholder approval to extend the Combination Period beyond November 4, 2026 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Fort Robotics Business Combination.

We believe that the foregoing Amended and Restated Articles provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Amended and Restated Articles.

We are not asking you to vote on the Fort Robotics Business Combination at this time. If the Extension Amendment Proposal is approved, and you do not elect to redeem your Public Shares in the Extension Redemptions, you will retain the right to vote on the Fort Robotics Business Combination or another initial Business Combination if the Fort Robotics Business Combination is not consummated in the future and the right to redeem your Public Shares (a) at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable, if any), divided by the number of then issued Public Shares, subject to applicable law, in the event the Business Combination is approved and completed or (b) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable, if any, and up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, subject to applicable law if we have not consummated the Business Combination by the Extended Date.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting, or any adjournment thereof, (i) the Extension Amendment will be effective and (ii) we will file the Extension Amendment, with the Cayman Islands Registrar of Companies. We will remain a reporting company under the Exchange Act and our Public Units, Public Shares and Public Warrants will remain publicly traded. We will then continue to work to consummate the Fort Robotics Business Combination by the Extended Date.

If the Extension Amendment Proposal is effective, and one or more of our Public Shareholders elect to redeem their Public Shares pursuant to the Extension Redemptions, we will remove from the Trust Account and deliver to the holders of such redeemed Public Shares the Withdrawal Amount, and retain the remainder of the funds in the Trust Account for our use in connection with consummating the Business Combination on or before the Extended Date. Any such redeemed Public Shares will increase the percentage interest of our Founder Shares held by the Sponsor and our directors and our officers as a result of their ownership of Founder Shares.

If the Extension Amendment Proposal is approved, the removal from the Trust Account of the Withdrawal Amount will reduce our net asset value. We cannot predict the amount that will remain in the Trust Account following the Extension Redemptions if the Extension Amendment Proposal is effective; the amount remaining in the Trust Account may be only a small fraction of the approximately $186,877,506 that was in the Trust Account as of October 7, 2026.

If the Extension Amendment Proposal is effective, our Board will have the right, without any further action by our shareholders, to decide to liquidate our Company at any time prior to February 4, 2027.

If the Extension Amendment Proposal is not Approved

Without the approval of the Extension Amendment Proposal, we will not be able to complete a Business Combination, including the Fort Robotics Business Combination on or before November 4, 2026. If that were to occur, as contemplated by and in accordance with the Amended and Restated Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable, if any, and up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

As contemplated by the Amended and Restated Articles, Public Shareholders, except for the Sponsor, and officers and directors, shall be provided with the opportunity to redeem their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in the Extension Redemptions if the Extension Amendment Proposal is effective.

On October 7, 2026, the redemption price per Public Share was approximately $10.833 (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of $186,877,506 as of October 7, 2026 (including interest which interest shall be net of taxes payable, if any), divided by the number of Public Shares then in issue, subject to applicable law. The closing price of the Class A Ordinary Shares as reported on Nasdaq on October 7, 2026 was $10.82. We cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such Public Shareholders wish to sell their Public Shares. We believe such redemption right enables our Public Shareholders to determine whether or not to sustain their investments for an additional period if we do not complete the Business Combination on or before the Extended Date.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its Founder Shares and Private Placement Shares.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon whether the Extension Amendment Proposal is effective, each of our Public Shareholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, if any), divided by the number of Public Shares then in issue, subject to any limitations described in the Amended and Restated Articles. If you exercise your redemption rights in the Extension Redemptions, you will be exchanging your Public Shares for cash and will no longer own the Public Shares.

If you choose not to make an Election in connection with the Extension Redemptions, you will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date, subject to any limitations set forth in our Amended and Restated Articles.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on October 26, 2026 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Our Public Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and time to effect delivery. It is our understanding that our Public Shareholders should generally allot at least two weeks to obtain physical certificates from Continental. However, we do not have any control over this process and it may take longer than two weeks. If it takes longer than anticipated to obtain a physical certificate, Public Shareholders who wish to redeem their Public Shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their Public Shares. Public Shareholders who hold their Public Shares in Street Name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

In the event that a Public Shareholder tenders its Public Shares and decides that it does not want to redeem its Public Shares in the Extension Redemptions, the Public Shareholder may withdraw the tender at any time prior to the Meeting. If you delivered your Public Shares for redemption to Continental and decide prior to the vote at the Meeting not to redeem your Public Shares in the Extension Redemptions, you may request that Continental return the Public Shares (physically or electronically). You may make such request by contacting Continental at the address listed above.

In the event that a Public Shareholder tenders Public Shares and the Extension Amendment Proposal is not approved, these Public Shares will not be redeemed and the physical certificates representing these Public Shares will be returned to the Public Shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON OCTOBER 26, 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT ALL OR A PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE PUBLIC SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER THOSE OF YOUR PUBLIC SHARES BEING REDEEMED TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming Public Shareholder’s Election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the Public Shares or delivering them through the DWAC system. Continental will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming Public Shareholder. However, this fee would be incurred regardless of whether or not Public Shareholders seeking to exercise redemption rights are required to tender their Public Shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Each redemption of a Public Share by our Public Shareholders in the Extension Redemptions will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $186,877,506 as of October 7, 2026. Prior to their exercising redemption rights, Public Shareholders should verify the market price of the Class A Ordinary Shares, as Public Shareholders may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per Public Share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your Public Shares.

If you exercise your redemption rights in the Extension Redemptions, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, our future growth, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, we will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the Public Shareholders.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting, or any adjournment thereof. Only those votes that are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal will be counted for the purposes of determining whether such proposal is approved and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution, that with immediate effect the Company’s amended and restated memorandum and articles of association be amended by deleting and replacing the existing definition of “Completion Window” in Article 1.1 with the following:

Completion Window means the period of time:

(a)commencing on, and including, the closing date of the IPO; and

(b)ending on the date that is twenty seven (27) months after the closing date of the IPO, such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL TWO — THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking our shareholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Withum has audited our financial statements for the year ended December 31, 2025 and the period from June 18, 2024 (inception) through December 31, 2024. A representative of Withum is not expected to be present at the Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees

Audit fees consist of the aggregate fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the (i) audit of our annual financial statements and (ii) review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2025 and the period from June 18, 2024 (inception) through December 31, 2024 totaled approximately $125,840 and $50,300, respectively. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Withum for any audit-related fees for the year ended December 31, 2025 and the period from June 18, 2024 (inception) through December 31, 2024.

Tax Fees

Tax fees consist of the aggregate fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Withum for tax services, planning or advice for the year ended December 31, 2025 and the period from June 18, 2024 (inception) through December 31, 2024.

All Other Fees

All other fees consist of the aggregate fees billed for all other services. We did not pay Withum for any other services for the year ended December 31, 2025 and the period from June 18, 2024 (inception) through December 31, 2024.

Our Audit Committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services performed and to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing our independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee may reconsider the selection of Withum as our independent registered public accounting firm.

Vote Required for Approval

The approval of the Auditor Ratification Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Failure to vote by proxy, online or physically attend the Meeting will have no effect on the outcome of any vote on the Auditor Ratification Proposal. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote. See the section of this Proxy Statement entitled “Questions and Answers About the Meeting” for more information about Broker Non-Votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified, approved and confirmed in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL THREE — THE ADJOURNMENT PROPOSAL

Overview

If either of the Extension Amendment Proposal or the Auditor Ratification Proposal is not approved by the shareholders, we may put the Adjournment Proposal to a vote. The Adjournment Proposal, if adopted, will allow our Chairman of the Meeting to adjourn the Meeting to a later date or dates, to permit further solicitation of proxies.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Chairman will not be able to adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal or the Auditor Ratification Proposal. In such event, the Extension could not be completed and if we do not complete a Business Combination within the Combination Period, we would (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds, redeem 100% of the Public Shares in issue at a per-Share price, payable in cash equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any) subject to applicable law and, (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who vote online) or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Only those votes that are actually cast, either “FOR” or “AGAINST” the Adjournment Proposal, if presented, will be counted for the purposes of determining whether such proposal is approved and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting in lieu of an annual general meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL, IF PRESENTED.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of our Ordinary Shares that elect to have their shares redeemed for cash. Because the components of each Unit are separable at the option of the holder, the holder of a Unit generally should be treated for U.S. federal income tax purposes as the owner of the underlying Class A Ordinary Share and Warrant components of the Unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings, which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•certain U.S. expatriates;

•traders in securities that elect mark-to-market treatment;

•S corporations;

•U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•financial institutions;

•mutual funds;

•qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•insurance companies;

•broker-dealers;

•regulated investment companies;

•real estate investment trusts;

•persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•persons subject to the alternative minimum tax provisions of the Code;

•tax-exempt organizations;

•persons that actually or constructively own 5 percent or more of our shares; and

•Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding our securities, you should consult your tax advisor. This summary assumes that shareholders hold our securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE PUBLIC SHAREHOLDERS CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of our Public Shares that elect to have their Public Shares redeemed for cash as described in the section of this Proxy Statement entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a Beneficial Owner that so redeems its shares and is:

•an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

•a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion under the heading of this section of the Proxy Statement entitled “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and, in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our Warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our Ordinary Shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our Warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of our Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming

U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of our Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of our Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely “qualified electing fund” (a “QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading of this section of the Proxy Statement entitled “— Tax Treatment of the Redemption — In General”); and

•any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading of this section of the Proxy Statement entitled “— Tax Treatment of the Redemption — In General.”

Under these special rules,

•the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our Ordinary Shares (but not our Warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our Ordinary Shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Ordinary Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our Warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the SEC, including the Nasdaq Global Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This subsection is addressed to Redeeming Non-U.S. Holders (as defined below) of our Public Shares that elect to have their Public Shares redeemed for cash in the Extension Redemptions as described in the section of this Proxy Statement entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a Beneficial Owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this subsection, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the Extension Redemptions unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if any income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and Treasury Department regulations and administrative guidance thereunder, a 30% U.S. federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its U.S. “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•fails to provide an accurate taxpayer identification number;

•is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for Public Shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•each person known by us to be the Beneficial Owner of more than 5% of our outstanding Ordinary Shares;

•each of our officers and directors that beneficially owns our Ordinary Shares; and

•all our officers and directors as a group.

In the table below, percentage ownership is based on 24,116,375 Ordinary Shares, consisting of (i) 17,998,375 Class A Ordinary Shares and (ii) 6,118,000 Class B Ordinary Shares, issued and outstanding as of the Record Date. Prior to our initial Business Combination, only holders of our Class B Ordinary Shares have the right to (x) vote on the appointment or removal of directors and (y) approve any transfer by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands (including any special resolution required to amend our Amended and Restated Articles or to adopt new constitutional documents of the Company, in each case, as a result of our approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands). Holders of our Class A Ordinary Shares are not entitled to (a) vote on the appointment or removal of directors or (b) approve any transfer by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands (including any special resolution required to amend our Amended and Restated Articles or to adopt new constitutional documents of the Company, in each case, as a result of our approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands) during such time. With respect to any other matter submitted to a vote of our shareholders, including any vote in connection with our initial Business Combination, except as required by law, holders of our Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class, with each share entitling the holder to one vote. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis prior to the consummation of a Business Combination at the option of the holder. Any Class B Ordinary Shares not converted into Class A Ordinary Shares in such manner are automatically convertible into Class A Ordinary Shares on a one-for-one basis concurrently with or immediately following the consummation of a Business Combination.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these Private Placement Warrants are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Total Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Newbury Street II Acquisition Sponsor LLC(3)	484,500	2.69%	6,118,000	100%	27.38%
Thomas Bushey(3)	484,500	2.69%	6,118,000	100%	27.38%
Anthony James Vinciquerra(3)	—	—	—	—	—
Jennifer Vescio(3)(4)	—	—	—	—	—
Josh Gold(3)(4)	—	—	—	—	—
Theodore Seides(3)(4)	—	—	—	—	—
Jake Gudoian(3)	—	—	—	—	—
William Zachre Wyatt(3)	—	—	—	—	—
All officers and directors as a group (seven persons)	484,500	2.69%	6,118,000	100%	27.38%

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Total Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Other 5% Shareholders
LMR Parties(5)	1,450,000	8.06%	—	—	6.01%
Magnetar Parties(6)	1,450,000	8.06%	—	—	6.01%
Barclays PLC(7)	1,228,875	6.83%	—	—	5.10%
AQR Parties(8)	1,017,744	5.65%	—	—	4.22%
Ghisallo Parties(9)	950,000	5.28%	—	—	3.94%
Linden Parties(10)	900,000	5.00%	—	—	3.73%

________

(1)Unless otherwise noted, the principal business address of each of the following entities or individuals is c/o Newbury Street II Acquisition Corp, 121 High Street, Floor 3, Boston, Massachusetts 02110.

(2)Interests shown consist solely of Founder Shares, classified as Class B Ordinary Shares. Such Founder Shares will automatically convert into Class A Ordinary Shares at the time of our initial Business Combination (with such conversion taking place concurrently with, or immediately following the consummation of our initial Business Combination, as may be determined by our Board), or earlier at the option of the holder, on a one-for-one basis, subject to adjustment.

(3)Our Sponsor is the record holder of 6,118,000 Founder Shares. Investment and voting decisions are made by Thomas Bushey, the managing member of our Sponsor and our Chief Executive Officer, who may be deemed to beneficially own the Founder Shares held by the Sponsor. Mr. Bushey disclaims beneficial ownership of the Founder Shares held by the Sponsor. Each of our other officers and directors is a member of our Sponsor or has direct or indirect economic interests in our Sponsor, and each of them disclaims any beneficial ownership other than to the extent of his or her pecuniary interest.

(4)Does not include indirect interest as a member of the Sponsor. Messrs. Vinciquerra, Gold, Seides and Wyatt and Ms. Vescio have been allocated and will receive 40,000 Founder Shares, upon completion of our initial Business Combination, provided he or she continues to serve in such capacity immediately prior thereto.

(5)According to a Schedule 13G filed with the SEC on February 14, 2025 by (i) LMR Partners LLP, a United Kingdom limited liability partnership (“LMR”), (ii) LMR Partners Limited, a Hong Kong corporation (“LMR Limited”), (iii) LMR Partners LLC, a Delaware limited liability company (“LMR LLC”), (iv) LMR Partners AG, a Swiss corporation (“LMR AG”), (v) LMR Partners (DIFC) Limited, an United Arab Emirates corporation (“LMR DIFC”), (vi) LMR Partners (Ireland) Limited, a limited company incorporated in Ireland (“LMR Ireland”, collectively with LMR, LMR Limited, LMR LLC, LMR AG and LMR DIFC, the “LMR Investment Managers”), (vii) Ben Levine, a citizen of the United Kingdom (“Mr. Levine”), and (viii) Stefan Renold, a citizen of Switzerland (“Mr. Renold”, collectively with the LMR Investment Managers and Mr. Levine, the “LMR Parties”). The LMR Investment Managers serve as the investment managers to certain funds with respect to the Public Shares held by certain funds. Messrs. Levine and Renold are ultimately in control of the investment and voting decisions of the LMR Investment Managers with respect to the securities held by certain funds. The principal business address of each of the LMR Parties is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom.

(6)According to a Schedule 13G filed with the SEC on January 29, 2025 by (i) Magnetar Financial LLC, a Delaware limited liability company (“Magnetar Financial”), (ii) Magnetar Capital Partners LP, a Delaware limited partnership (“Magnetar Capital Partners”), (iii) Supernova Management LLC, a Delaware limited liability company (“Supernova Management”), and (iv) David J. Snyderman, a citizen of the United States (“Mr. Snyderman”, collectively with Magnetar Financial, Magnetar Capital Partners and Supernova Management, the “Magnetar Parties”), in connection with Public Shares held for the following funds (collectively, the “Magnetar Funds”) (a) Magnetar Constellation Master Fund, Ltd, Magnetar Xing He Master Fund Ltd, Magnetar SC Fund Ltd, Purpose Alternative Credit Fund Ltd, all Cayman Islands exempted companies and (b) Magnetar Structured Credit Fund, LP, a Delaware limited partnership and Magnetar Alpha Star Fund LLC, Magnetar Lake Credit Fund LLC, Purpose Alternative Credit Fund - T LLC, all Delaware limited liability companies. Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Public Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The principal business address of each of the Magnetar Parties is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(7)According to a Schedule 13G filed with the SEC on May 13, 2025 by Barclays PLC (“Barclays”). The principal business address of Barclays is 1 Churchill Place, London, E14 5HP, United Kingdom.

(8)According to a Schedule 13G filed with the SEC on May 14, 2025 by (i) AQR Capital Management, LLC, a Delaware limited liability company (“AQR Capital”), (ii) AQR Capital Management Holdings, LLC, a Delaware limited liability company “(AQR Holdings”) and (iii) AQR Arbitrage, LLC a Delaware limited liability company (“ACR Arbitrage”, collectively with AQR Capital and AQR Holdings, the “AQR Parties”). The principal business address of each of the AQR Parties is One Greenwich Plaza, Greenwich, Connecticut 06830.

(9)According to a Schedule 13G filed with the SEC on February 12, 2025 by (i) Ghisallo Capital Management LLC, a Delaware limited liability company (“Ghisallo”) and (ii) Michael Germino, a citizen of the United States (“Mr. Germino”, and together with Ghisallo, the “Ghisallo Parties”). Ghisallo is the investment adviser to certain funds (the “Ghisallo Funds”), with respect to the Public Shares directly held by the Ghisallo Funds; Mr. Germino indirectly controls Ghisallo, with respect to the Public Shares. The principal business address of each of the Ghisallo Parties is 240 Newbury Street, 2nd Floor, Boston, Massachusetts 02116.

(10)According to a Schedule 13G filed with the SEC on November 6, 2024 by (i) Linden Capital L.P., a Bermuda limited partnership (“Linden Capital”), (ii) Linden GP LLC, a Delaware limited liability company (“Linden GP”), (iii) Linden Advisors LP, a Delaware limited partnership (“Linden Advisors”), and (iv) Siu Min (Joe) Wong, a citizen of Hong Kong and the United States (“Mr. Wong” and collectively with Linden Capital, Linden GP and Linden Advisors, the “Linden Parties”) in connection with the Public Shares held for the account of Linden Capital and one or more separately managed accounts (the “Managed Accounts”). Linden GP is the general partner of Linden Capital. Linden Advisors is the investment manager of Linden Capital and trading advisor or investment advisor for the Managed Accounts. Mr. Wong is the principal owner and controlling person of Linden Advisors and Linden GP. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 32nd Floor, New York, New York 10022.

Changes in Control

None. For more information on the Fort Robotics Business Combination, see the Fort Robotics Registration Statement, once publicly filed.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold an extraordinary general meeting of shareholders before the Extended Date to consider and vote upon approval of the Fort Robotics Business Combination. Accordingly, if we consummate the Fort Robotics Business Combination, our first annual general meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate the Fort Robotics Business Combination (or an initial Business Combination with a different target company) before the Extended Date, we will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•If the shares are registered in your names, you should inform us of your request by contacting us at:

Newbury Street II Acquisition Corp

121 High Street, Floor 3

Boston, MA 02110

Attn: Thomas Bushey

Telephone No.: (617) 334-2805

•If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Our public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of our filings with the SEC (excluding exhibits) at no cost by contacting us at the address and/or telephone number below.

Newbury Street II Acquisition Corp

121 High Street, Floor 3

Boston, MA 02110

Attn: Thomas Bushey

Telephone No.: (617) 334-2805

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals, you should contact the Solicitation Agent at the following address and e-mail address:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are our shareholder and would like to request documents, please do so by October 21, 2026, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from us, such documents will be mailed to you by first class mail or another equally prompt means.

Newbury Street II Acquisition Corp
121 High Street, Floor 3
Boston, MA 02110

FOR THE EXTRAORDINARY GENERAL MEETING IN
LIEU OF AN ANNUAL GENERAL MEETING
OF SHAREHOLDERS OF
Newbury Street II Acquisition Corp
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to the Meeting (as defined below), hereby acknowledges receipt of the notice and proxy statement, dated October 7, 2026 (the “Proxy Statement”), in connection with the extraordinary general meeting in lieu of an annual general meeting of shareholders of Newbury Street II Acquisition Corp (the “Company”) and at any adjournments thereof (the “Meeting”) to be held on October 28, 2026, at 10:00 AM Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 for the sole purpose of considering and voting upon the following Proposals (as defined below), and hereby appoints Anthony Vinciquerra, or if he is not available, Thomas Bushey, or failing them, the duly appointed chairman of the Meeting, the proxy of the undersigned (the “Proxy”), with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said Proxy is instructed to vote or act as follows on the Proposals, as set forth in the Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY (COLLECTIVELY, THE “PROPOSALS”).

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting in Lieu of an Annual General Meeting of Shareholders
to be held on October 28, 2026:

The notice of meeting, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission on March 6, 2026 and the accompanying Proxy Statement are available at www.cstproxy.com/newburystreetiiacquisition/2026.

Newbury Street II Acquisition Corp — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3, IF PRESENTED.		Please mark votes as ☒ indicated in this example
(1) The Extension Amendment Proposal — RESOLVED, as a	FOR	AGAINST	ABSTAIN

special resolution, that with immediate effect the Company’s amended and restated memorandum and articles of association be amended by deleting and replacing the existing definition of “Completion Window” in Article 1.1 with the following:

	☐	☐	☐
Completion Window means the period of time:
(a)commencing on, and including, the closing date of the IPO; and

(b)ending on the date that is twenty seven (27) months after the closing date of the IPO, such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

(2) The Auditor Ratification Proposal — RESOLVED, as an ordinary	FOR	AGAINST	ABSTAIN

resolution, that the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified, approved and confirmed in all respects.

	☐	☐	☐
(3) The Adjournment Proposal — RESOLVED, as an ordinary	FOR	AGAINST	ABSTAIN

resolution, that the adjournment of the extraordinary general meeting in lieu of an annual general meeting to a later date or dates if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

	☐	☐	☐

Date:_____________, 2026

Signature __________________________

Signature (if held jointly)__________________________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.